                        COMMON STOCK PURCHASE AGREEMENT
                          -------------------------------


                  THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), made this 26rd day of August, 1996 between Mid Atlantic Medical Services, Inc., a Delaware corporation (the "Seller") and The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of the Stock Compensation Trust (the "Trust") (the Trust is hereinafter sometimes referred to as the
     "Purchaser") under a trust agreement between the Seller and the Trustee dated August 26, 1996 (the "Trust Agreement").

                               W I T N E S S E T H:
                               - - - - - - - - - --

                  WHEREAS, as contemplated by the Trust Agreement, the Purchaser is to purchase from the Seller, and the Seller is to sell to the Purchaser, shares of the Seller's common stock, $0.01 par value (the "Common Stock"), all as more specifically provided herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

                  1.1 PURCHASE AND SALE. Subject to the terms and conditions set forth herein, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), twenty million (20,000,000) shares of Common Stock at $14.25 per share which is the Fair Market Value (as defined in the Trust) of the Common Stock on the last full trading day prior to the Closing. The shares of Common Stock to be purchased by the Purchaser and sold by the Seller at the Closing are referred to in this Agreement as the "Common Shares." In consideration for the Common Shares, the Purchaser will deliver to the Seller cash in the amount of $200,000, representng the par value of the Common Stock and a note in the form of
     Schedule 1.1 to this Agreement in the principal amount of $284,800,000 (the "Note").

                  1.2 CLOSING. The closing of the sale and purchase of the Common Shares hereunder (the "Closing"), will be held at the offices of the Seller on August 26, 1996 or at such other time, date and place as agreed to by the parties.


                  1.3 DELIVERY AND PAYMENT. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Common Shares, which certificate shall be registered in the name of the Trustee, or the name of its nominee, against payment by the Purchaser to the Seller of the aggregate purchase price therefor. Notwithstanding the foregoing, the Seller may accomplish the transfer of shares to the Trustee by book entry, in which event a cross receipt shall be executed by the parties. The Seller will pay all stamp and other transfer taxes, if any, which may be payable in respect of the sale and delivery of the Common Shares.


                                    ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller represents and warrants to the Purchaser as follows:

                  2.1 CORPORATE EXISTENCE AND AUTHORITY. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite corporate power to execute, deliver and perform this Agreement; and
     (iii) has taken all necessary corporation action to authorize the execution, delivery and performance of this Agreement.

                  2.2 NO CONFLICT. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) the Seller's certificate of incorporation or by-laws, (ii) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

                  2.3 VALIDITY. This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                  2.4 THE COMMON SHARES. The Common Shares have been duly authorized and are (or when issued as contemplated hereby will be)
     validly issued and constitute fully-paid and non-assessable shares of Common Stock, $0.01 par value, of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title tot he Common Shares free and clear of any liens, claims, security interests and encumbrances.


                  2.5 LITIGATION. There are no actions, suits, proceedings or arbitrations or investigations pending, or to the Seller's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Common Shares).



                                    ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser hereby represents and warrants to the Seller as follows:

                  3.1 AUTHORITY; VALIDITY. The Purchaser has full power and authority to execute and deliver this Agreement and the Note as Trustee and to consummate the transactions contemplated hereby. The Note has been duly executed by the Trustee on behalf of the Trust and, upon the execution and delivery by the Trustee on behalf of the Trust, the Note will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.


                                    ARTICLE IV

                   RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES

                  4.1 RESTRICTED SECURITIES. The Purchaser acknowledges that the Purchaser is acquiring the Common Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Common Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Common Shares except that the Trustee will, from time to time, convey a portion of the Common Shares to the participants in the Plans to satisfy the obligations of the Company thereunder, and except upon termination of the Trust to the extent that the Trust then holds any Common Shares, all in compliance with all provisions of applicable federal and state law regulating the issuance, sale and distribution of securities.


                  4.2 LEGEND. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to
     Section 1.3, will bear a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

     The Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.


                                    ARTICLE V

                              CONDITIONS TO CLOSING

                  5.1   CONDITIONS  TO  OBLIGATIONS OF  THE  PURCHASER.    The
     obligation of the Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

                       (a) The representations and warranties of the Seller set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Purchaser shall have been furnished with a certificate, dated the date of Closing, to such effect, signed by an authorized officer of the Seller;

                       (b) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement; and


                  5.2 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligation of the Seller to issue, sell and deliver the Common Shares to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing:

                       (a) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Seller shall have been furnished with a certificate dated the date of Closing, to such effect, signed by an authorized office of the Trustee; and

                       (b) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.


                                    ARTICLE VI

                                  MISCELLANEOUS

                  6.1 EXPENSES. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants.

                  6.2 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Seller to the Purchaser in this Agreement shall survive the Closing.

                  6.3 NOTICES. All notices, requests or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:


                       (a)  To the Seller:

                            Joseph L. Guarriello, Executive Vice
                            President and General Counsel
                            Mid Atlantic Medical Services, Inc.
                            4 Taft Court
                            Rockville, MD  20850


                       (b)  To the Purchaser:

                            Katarina Antens-Miller, AVP
                            Relationship Manager
                            The Bank of New York
                            One Wall Street
                            New York, NY  10286


     Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

                  6.4 SPECIFIC PERFORMANCE. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.

                  6.5 SUCCESSORS AND ASSIGNS; INTEGRATION; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement, and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof; (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder; and (c) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

                  6.6  GOVERNING  LAW.   This Agreement shall  be governed  by
     and construed in accordance with the laws of the state of New York.


                  6.7 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  6.8 AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

                  6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

                  6.10 CERTAIN LIMITATIONS. The execution and delivery of this Agreement and the performance by the Trustee of this Agreement and under the terms of the Trust have been or will be, effected by the Trustee in its capacity as Trustee. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust, and no personal liability shall be asserted or enforceable against said entity by reason of any of the covenants, statements or representations contained in this Agreement.

                  6.11    INCORPORATION.    The  terms  and conditions  of the
     Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.


                  IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

                                         Mid Atlantic Medical Services, Inc.



                                         By: /s/ Joseph L. Guarriello
                                            --------------------------------
                                           Title: Executive Vice President
                                                 ---------------------------


                                         Attest: /s/ Robert E. Foss
                                                ----------------------------
                                           Title: Executive Vice President
                                                 ---------------------------



                                         The Bank of New York in its capacity
                                         as trustee of the Mid Atlantic
                                         Medical Services, Inc. Stock
                                         Compensation Trust



                                         By: /s/ Wolfgang Strauss
                                            --------------------------------
                                           Title: Vice President
                                                 ---------------------------


                                         Attest: /s/ Katarina Antens-Miller
                                                ----------------------------
                                           Title: AVP
                                                 ---------------------------


                                   Schedule 1.1

                                  PROMISSORY NOTE


     $284,800,000                                          August 26, 1996



     FOR VALUE RECEIVED, the undersigned, The Bank of New York, not in its individual or corporate capacity but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Mid Atlantic Medical Services, a Delaware corporation (the "Company"), at the principal offices of the Company, the aggregate principal amount of $284,800,000 as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, the last such installment due on August 26, 2011 (the fifteenth anniversary of the Closing); PROVIDED, HOWEVER, that this Note may be prepaid in whole or in part at any time without penalty; and PROVIDED FURTHER that the principal amount of this Note shall be forgiven in the event that the Trust shall have been terminated in accordance with Section 8.2 thereof and the Trustee shall have complied with the requirements of such Section. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to 8%, shall be paid quarterly, in arrears, on each January 15th, April 15th, July 15th and October 15th commencing August 26, 1996 and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any payment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day. Certain provisions of the Trust Agreement made effective as of August 26, 1996 between the Company and the Trustee relating to the Trust affect the Company's obligations to make payments of principal and interest on the Note.

     This Note shall be construed under the laws of the State of New York.

     The   undersigned  represents   and   warrants   that  the   indebtedness
     represented by this Note was incurred for the purpose of purchasing shares of Common Stock of the Company.


     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.


                                      The Bank of New York not in its
                                      individual or corporate capacity but
                                      solely in its capacity as Trustee of
                                      the Mid Atlantic Medical Services,
                                      Inc. Stock Compensation Trust



                                      By:
                                         --------------------------------
                                      Title:
                                            -----------------------------


                                      ATTEST:
                                             ----------------------------
                                      Title:
                                            -----------------------------




                                    SCHEDULE A



               Trust Year          Principal Payment
               ----------          -----------------

                  1997                9,000,000
                  1998               19,000,000
                  1999               19,000,000
                  2000               19,000,000
                  2001               19,000,000
                  2002               19,000,000
                  2003               19,000,000
                  2004               19,000,000
                  2005               19,000,000
                  2006               19,000,000
                  2007               19,000,000
                  2008               19,000,000
                  2009               19,000,000
                  2010               19,000,000
                  2011               28,800,000